Income (loss) per share	12 Months Ended
Dec. 31, 2020
Income (Loss) Per Share [Abstract]
Income (loss) per share	Income (loss) per share
Basic income (loss) per share
Basic income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period.

	Year ended December 31.
(in thousands of euro, except for data share)	2018	2019	2020
Net income (loss)	3,049	(20,759)	(63,984)
Weighted average number of ordinary shares in circulation	58,776,712	66,908,389	78,934,960
Basic income (loss) per share (€ per share)	0.05	(0.31)	(0.81)
The instruments that entitle their holders to a portion of the share capital on a deferred basis (BSAs, BSAAR, AGAs and AGAPs) are considered to be anti-dilutive (4,861,530 instruments in 2018, 4,810,448 instruments in 2019 and 1,564,662 instruments in 2020). These instruments are presented in detail in Note 11.
Diluted income (loss) per share
Diluted income (loss) per share is calculated by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of ordinary shares in circulation during the corresponding period, increased by all dilutive potential ordinary shares.

	Year ended December 31,
(in thousands of euro, except for data share)	2018	2019	2020
Net income (loss)	3,049	(20,759)	(63,984)
Weighted average number of ordinary shares in circulation	58,776,712	66,908,389	78,934,960
Adjustment for share instruments	570	—	—
Diluted income (loss) per share (€ per share)	0.05	(0.31)	(0.81)